Exhibit 99.1

Q3 2018 Earnings Conference Call November 6, 2018

Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: □ Increasing competition in the communications industry; and □ A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are av ailable online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments. 2

Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry. 3

Chris French President and CEO 4

Third Quarter 2018 Highlights ▪ Revenue ▪ $158.7 million in Q3'18 compared with $151.8 million in Q3'17. ▪ Q3'18 includes a $4.5 million negative impact related to Topic 606. ▪ Operating Income ▪ $28.3 million in Q3'18 compared with $9.5 million in Q3'17. ▪ Net Income ▪ $15.5 million in Q3'18 compared with $3.5 million in Q3'17. ▪ Adjusted OIBDA ▪ $74.1 million, representing a 46.7% Adjusted OIBDA margin, in Q3'18 compared with $66.9 million and 44.1% in Q3'17. 5

Wireless Highlights ▪ Continued Growth ▪ 785,537 Postpaid customers Q3'18, up 7.9% over Q3'17 ▪ 255,462 Prepaid customers Q3'18, up 13.7% over Q3'17 ▪ $116.1 million of Wireless service revenue in Q3 '18 compared to $112.5 million in Q3 '17. ▪ Adjusted OIBDA $62.6 million, up 15.5% over Q3'17 QTD Wireless Adjusted OIBDA (in millions) Q3'17 Q3'18 $54.2 $62.6 Adjusted OIBDA Margin 2013 2014 2015 2016 2017 2018 YTD 47% 49% 53% 51% 51% 52% Wireless PCS Customers 727,954 785,537 224,609 255,462 Q3'17 Q3'18 Postpaid Prepaid 6

Cable Highlights ▪ Continued Growth ▪ Operating revenue $32.2 million, up 7.0% over Q3'17 ▪ Adjusted OIBDA $11.8 million, up 18.0% over Q3'17 Adjusted OIBDA Margin 2013 2014 2015 2016 2017 2018 YTD 15% 18% 25% 29% 34% 37% QTD Cable Adjusted OIBDA (in millions) Q3'17 Q3'18 $10.0 $ 11 .8 Cable RGUs Q3'17 7 Q3'18 133,240 134,450

Wireline Highlights ▪ Continued Profitability ▪ Operating revenue $19.6 million, down 1.2% from Q3'17 ▪ Adjusted OIBDA $8.5 million, up 0.8% from Q3'17 ▪ 14,734 Broadband Customers at Q3'18, up 0.9% over Q3'17 Adjusted OIBDA Margin 2013 2014 2015 2016 2017 2018 YTD 44% 44% 44% 43% 43% 42% Wireline Statistics 14,605 14,734 15,000 12,000 9,107 9,107 9,000 6,000 5, 11 0 4,796 3,000 0 Q3'17 Q3'18 Long Distance Subscribers Video Customers Broadband Customers QTD Wireline Adjusted OIBDA (in millions) $8.4 $8.5 Q3'17 Q3'18 8

Jim Woodward SVP of Finance and CFO 9

Consolidated Results ($ in thousands, except per share amounts) Three Months Ended: 10 9/30/18 9/30/17 Change ($) Change (%) Operating revenue $ 158,731 $ 151,782 $ 6,949 4.6 % Operating expenses $ 130,402 $ 142,307 $ (11,905) (8.4)% Operating income (loss) $ 28,329 $ 9,475 $ 18,854 199.0 % Net income (loss) $ 15,534 $ 3,534 $ 12,000 339.6 % Net income (loss) per share Basic $ 0.31 $ 0.07 $ 0.24 342.9 % Diluted $ 0.31 $ 0.07 $ 0.24 342.9 % Consolidated Quarterly Results

Adjusted OIBDA by Segment - Quarterly Results Three Months Ended September 30, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 27,352 $ 5,834 $ 5,122 $ (9,979) $ 28,329 Impact of ASC topic 606 (4,868) (172) (77) — (5,117) Depreciation and amortization 30,363 6,102 3,435 128 40,028 Share - based compensation expense — — — 1,171 1,171 Benefit received from the waived 9,558 — — — 9,558 Amortization of intangibles netted in rent 197 — — — 197 Actuarial (gains) losses on pension plans Adjusted OIBDA Waived management fee Continuing OIBDA Adjusted OIBDA Margin — — — (82) (82) 62,602 11,764 8,480 (8,762) 74,084 (9,558) — — — (9,558) $ 53,04 4 $ 11,76 4 $ 8,48 0 $ (8,762) $ 64,52 6 53.9% 36.6% 43.2% N/A 46.7% Q3'17 Adjusted OIBDA 54,186 9,971 8,411 (5,664) 66,904 Q3'17 Continuing OIBDA 45,225 9,971 8,411 (5,664) 57,943 % increase (decrease) in Adjusted OIBDA 15.5% 18.0% 0.8% - 10.7% % increase (decrease) in Continuing OIBDA 17.3% - - - 11.4% Adjusted OIBDA by Segment 11

Q3'17 Prepaid Revenue and Wholesale Postpaid Revenue Sales & Marketing, Wages & Benefits Q3'18 $54.2 $5.4 $2.4 $0.6 $62.6 Wireless Segment – Change in Adjusted OIBDA Q3'18 vs. Q3'17 (millions) 48.2% Adj OIBDA Margin 53.9% Adj OIBDA Margin Revenue Impact $7.8 12 Expense Impact $0.6 ▪ Adjusted OIBDA growth of 15.5% to $62.6 million for the quarter ended September 30, 2018.

Q3'17 Broadband Service Revenue All Other Video Retransmission Costs Q3'18 $10.0 $1.8 $0.4 $(0.4) $ 11 .8 Cable Segment – Change in Adjusted OIBDA Q3'18 vs. Q3'17 (millions) 33.1% Adj OIBDA Margin 13 36.6% Adj OIBDA Margin ▪ Adjusted OIBDA growth of 18.0% to $11.8 million for the quarter ended September 30, 2018.

Wireline Segment – Change in Adjusted OIBDA Q3'18 vs. Q3'17 (millions) Q3'17 14 Regulatory Refund (NECA) Enterprise Revenue Maintenance Costs & Repricing of Affiliate Circuits Q3'18 $8.4 $1.5 $0.2 $(1.6) $8.5 42.4% Adj OIBDA Margin 43.2% Adj OIBDA Margin

Capitalization - Q3'18 vs. Q3'17 (millions) Cash & Cash Equivalents Debt $900 15 $800 $700 $600 $500 $400 $300 $200 $100 $0 Q3'17 Q3'18 $75.5 $75.2 $833.0 $778.8 4.07% Eff. Int. Rate 4.11% Eff. Int Rate 2.93x Leverage Ratio 2.61x Leverage Ratio

Dave Heimbach EVP and COO 16

Wireless Subscriber Changes - Q3'18 Year Over Year (in thousands) Postpaid Prepaid September 30, 2017 17 Richmond Expansion Area Organic Growth September 30, 2018 728.0 785.5 224.6 952.6 255.5 1,041.0 15.7 38.3 19.2 15.2 54.0 34.4

18 Wireless - Postpaid Metrics QTD ARPU** QTD Gross Additions / Net Change 48,111 43,320 4,879 (4,710) Q3'17 Q3'18 Net Change Gross Adds Q3'17 Q3'18 $45.54 $43.42 QTD Churn* Q3'17 Q3'18 2.19% 1.84% ▪ Net additions grew 203.6% from net losses in Q3'17 impacted by the migration of former nTelos subscribers to Sprint. ▪ Churn improved 35 basis points over Q3'17. ▪ ARPU was impacted by promotional and discount activity. *For Q3 '17, excluding losses associated with the migration of former former nTelos customers to Sprint total Company churn was 1.85%. ** Refer to the Appendix for a reconciliation of Wireless segment operating revenues to Postpaid ARPU.

19 Wireless - Prepaid Metrics QTD ARPU* QTD Gross Additions / Net Change 37,653 38,486 2,571 3,408 Q3'17 Q3'18 Net Change Gross Adds Q3'17 Q3'18 $36.14 $37.51 QTD Churn Q3'17 Q3'18 5.25% 4.62% ▪ Net additions up 32.6% over Q3'17. ▪ Churn improved 63 basis points over Q3'17. ▪ Continued growth for ARPU. * Refer to the Appendix for a reconciliation of Wireless segment operating revenues to Prepaid ARPU.

20 125,000 100,000 75,000 50,000 25,000 0 Q3'17 Q3'18 133,240 47,379 44,093 67,089 63,442 22,419 23,268 134,450 Cable - RGUs and Average Revenue ■ Video ■ Broadband ■ Voice ▪ Continued Growth ▪ Growth in average monthly revenue per RGU primarily due to broadband. ▪ 3,300+ customers upgraded their speeds in Q3 '18. ▪ Broadband penetration increased from 34.3% to 36.2%. Average Monthly Revenue per RGU * $73.64 $69.70 Q3'17 Q3'18 Average Monthly Revenue per Customer * $119.21 $124.98 Q3'17 Q3'18 * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGUs and per customer relationship. Revenue Generating Units (RGU)

Cable - Map 53% of homes passed are capable of DOCSIS 3.1 21

Fiber and Tower Highlights ▪ Cable and Wireline non - affiliate fiber lease revenue is up 5.7% from Q3'17 ▪ 193 towers generated $2.9 million of Tower revenue in Q3'18, consistent with Q3'17. QTD Mobile Tower Revenue (in millions) Q3'17 Q3'18 Non - affiliate Revenue Affiliate Revenue 1.7 1.6 $2.9 $2.9 1.2 1.3 QTD Mobile Tower OIBDA (in millions) Q3'17 Q3'18 Operating income $ 1.4 $ 1.2 Deprec. and Amort. 0.5 0.5 Adjusted OIBDA $ 1.9 $ 1.7 QTD Fiber Lease Revenue Non - affiliate Revenue Affiliate Revenue Q3'17 22 Q3'18 5.3 5.6 7.2 $12.5 6.1 $ 11 .7

Capital Expenditures - Investing in the Future ▪ 2018 Capex Budget Estimates * 52% Upgrades and Expansion of Acquired Territories * 14% Network Maintenance * 13% Success - Based * 12% Network Capacity * 9% Network Expansion ▪ Actual Capex of $92.3 million for the nine months ended September 30, 2018. ▪ We expect Capex to be between $145 million and $155 million for 2018. $8 $20 $27 $95 23 * Represents the midpoint of the expected range. Capex Spending ($ millions) $173 $150 * 2018 Budget* Other $20 $146 $32 $5 $23 $35 $70 $3 $22 $123 $20 $83 $25 $(2) 2015 Actual 2016 Actual 2017 Actual Wireless Cable Wireline

Q&A 24

Appendix 25

Wireless Network Expansion Effective February 1,2018 New Expansion Markets • 1.1 million Market POPs • 0.6 million Covered POPs • 0.2 million optional expansion POPs • 54 thousand total subscribers • 105 CDMA base stations (sites) 26

Average Monthly Billed Revenue per Subscriber - Postpaid and Prepaid ($ in thousands, except subscribers and revenue per subscriber amounts) Q3'18 Q3'17 Postpaid billings $ 96,813 $ 94,013 Adjustment for write - offs 5,273 5,407 Postpaid billings excluding write - offs $ 102,086 $ 99,420 Average postpaid subscribers* 783,734 727,764 Average monthly billed revenue per postpaid subscriber** $ 43.42 $ 45.54 Prepaid billings $ 28,460 $ 24,155 Average prepaid subscribers* 252,927 222,766 Average monthly billed revenue per prepaid subscriber** $ 37.51 $ 36.14 27 * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months

Wireless - Network Statistics at September 30, 2018 Wireless Network Statistics Cell sites Sites with 2nd LTE carrier Sites with three carriers, including a 1,153 2nd carrier @ 1900 MHz 526 Sites with 2.5 GHz LTE 414 Sites with LTE 1,788 % of sites with LTE capabilities 98.9% T raffic % LTE traffic 98.54% Data usage increase (Q over Q) 3.38% Avg LTE speeds (Mbps) 8.2 Avg data usage per subscriber (GB) 10.7 Dropped call rate 0.41% Blocked call rate 0.15% 28

Cable - Non - GAAP Financial Measure Average Revenue ($ in thousands, except subscriber and per subscriber amounts) Q3'18 Q3'17 Service revenue $ 26,955 $ 25,246 Fiber, FUSC, pass - through, and other 2,113 2,074 Internal revenue 451 430 Video, broadband and voice revenue 29,519 27,750 Other miscellaneous revenue 2,663 2,339 Total operating revenue $ 32,182 $ 30,089 Average Subscribers* Revenue generating units (RGUs) 133,617 132,704 Average customer relationships 78,732 77,596 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 73.64 $ 69.70 Customer relationships $ 124.98 $ 119.21 29 * Represents a quarterly average **ARPU calculation = (video, broadband & voice revenue * 1,000) / average subscribers / 3 months

Wireless - ARPU Trend Postpaid ARPU* $45.54 Q3'17 $44.57 Q4'17 $43.22 Q1'18 $43.52 Q2'18 $43.42 Q3'18 *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Wireless segment operating revenue to Postpaid ARPU. Prepaid ARPU* $36.14 Q3'17 $37.46 Q4'17 $36.73 Q1'18 $37.11 Q2'18 $37.51 Q3'18 30

Cable - Metrics As of September 30, 2018 2017 Homes passed 185,119 184,881 Total revenue generating units 134,450 133,240 Customer relationships 79,426 77,953 RGUs per customer relationship 1.69 1.71 Video Revenue generating units 44,093 47,379 Penetration 23.8% 25.6% Digital video penetration 77.8% 76.0% Broadband Available homes 185,119 184,881 Revenue generating units 67,089 63,442 Penetration 36.2% 34.3% Voice Available homes 185,119 182,350 Revenue generating units 23,268 22,419 Penetration 12.6% 12.3% 31